Quarterly Holdings Report
for
Fidelity® MSCI Consumer Staples Index ETF
April 30, 2026
T02-NPRT3-0626
1.9584804.112

Schedule of Investments April 30, 2026 (Unaudited)
Showing Percentage of Net Assets
Common Stocks – 99.7%
		Shares	Value
BEVERAGES – 19.5%
Brewers – 0.6%
Boston Beer Co., Inc. Class A (a)		13,594	$3,222,322
Molson Coors Beverage Co. Class B		121,737	5,203,039
			8,425,361
Distillers & Vintners – 1.3%
Brown-Forman Corp. Class B		156,944	4,044,447
Brown-Forman Corp. Class A		89,405	2,349,564
Constellation Brands, Inc. Class A		80,311	12,575,096
			18,969,107
Soft Drinks & Non-alcoholic Beverages – 17.6%
Celsius Holdings, Inc. (a)		120,853	4,057,035
Coca-Cola Co.		1,523,000	119,951,480
Coca-Cola Consolidated, Inc.		36,320	7,448,142
Keurig Dr. Pepper, Inc.		648,289	19,059,697
Monster Beverage Corp. (a)		351,494	27,089,643
National Beverage Corp. (a)		49,377	1,689,681
PepsiCo, Inc.		411,360	65,196,446
Primo Brands Corp.		231,269	4,713,262
Vita Coco Co., Inc. (a)		64,551	4,259,721
			253,465,107
TOTAL BEVERAGES	280,859,575
CONSUMER STAPLES DISTRIBUTION & RETAIL – 40.5%
Consumer Staples Merchandise Retail – 32.8%
BJ's Wholesale Club Holdings, Inc. (a)		80,971	7,602,367
Costco Wholesale Corp.		173,778	176,302,994
Dollar General Corp.		115,477	13,381,475
Dollar Tree, Inc. (a)		103,596	10,060,208
PriceSmart, Inc.		27,516	4,317,811
Target Corp.		221,811	28,779,977
Walmart, Inc.		1,760,450	232,256,168
			472,701,000
Food Distributors – 3.5%
Andersons, Inc.		57,162	4,489,504
Chefs' Warehouse, Inc. (a)		49,969	3,877,594
Performance Food Group Co. (a)		92,641	8,389,569
Sysco Corp.		237,503	17,743,849
U.S. Foods Holding Corp. (a)		125,397	11,723,366
United Natural Foods, Inc. (a)		85,659	4,284,663
			50,508,545
Food Retail – 4.2%
Albertsons Cos., Inc. Class A		285,480	4,810,338
Casey's General Stores, Inc.		19,997	16,440,534
Grocery Outlet Holding Corp. (a)		172,089	1,361,224
Ingles Markets, Inc. Class A		25,576	2,339,437
Kroger Co.		308,929	21,028,797
Maplebear, Inc. (a)		138,102	5,848,620
Natural Grocers by Vitamin Cottage, Inc.		16,017	463,852
Sprouts Farmers Market, Inc. (a)		77,071	6,308,261

		Shares	Value

Weis Markets, Inc.		24,062	$1,688,671
			60,289,734
TOTAL CONSUMER STAPLES DISTRIBUTION & RETAIL	583,499,279
FOOD PRODUCTS – 13.5%
Agricultural Products & Services – 3.1%
Archer-Daniels-Midland Co.		245,717	18,315,745
Bunge Global SA		81,437	10,348,199
Darling Ingredients, Inc. (a)		124,030	7,966,447
Fresh Del Monte Produce, Inc.		71,365	2,989,480
Ingredion, Inc.		47,850	5,346,759
			44,966,630
Packaged Foods & Meats – 10.4%
Cal-Maine Foods, Inc.		47,395	3,661,738
Campbell's Co.		168,831	3,509,996
Conagra Brands, Inc.		333,110	4,780,128
Flowers Foods, Inc.		328,069	2,972,305
Freshpet, Inc. (a)		55,107	3,713,110
General Mills, Inc.		286,615	10,120,376
Hershey Co.		76,151	14,144,287
Hormel Foods Corp.		231,900	4,978,893
J&J Snack Foods Corp.		26,854	2,370,134
J.M. Smucker Co.		68,728	6,737,406
John B Sanfilippo & Son, Inc.		15,942	1,303,896
Kraft Heinz Co.		488,517	11,069,795
Lamb Weston Holdings, Inc.		106,138	4,622,310
Marzetti Co.		23,609	3,075,781
McCormick & Co., Inc.		145,156	7,379,731
Mission Produce, Inc. (a)		80,696	1,118,447
Mondelez International, Inc. Class A		607,483	37,323,756
Pilgrim's Pride Corp.		73,857	2,444,667
Post Holdings, Inc. (a)		40,471	4,239,337
Seaboard Corp.		507	2,882,766
Seneca Foods Corp. Class A (a)		7,921	1,107,831
Simply Good Foods Co. (a)		155,358	2,077,136
Tootsie Roll Industries, Inc.		34,454	1,454,648
TreeHouse Foods, Inc. (a)		152	295
Tyson Foods, Inc. Class A		161,650	10,356,915
Utz Brands, Inc.		130,346	1,037,554
Vital Farms, Inc. (a)		63,152	862,025
			149,345,263
TOTAL FOOD PRODUCTS	194,311,893
HOUSEHOLD PRODUCTS – 14.8%
Household Products – 14.8%
Central Garden & Pet Co. Class A (a)		89,204	2,993,686
Central Garden & Pet Co. (a)		15,282	565,740
Church & Dwight Co., Inc.		129,859	12,604,114
Clorox Co.		72,494	6,991,321
Colgate-Palmolive Co.		364,299	31,096,563

Quarterly Report	2

Common Stocks – continued
		Shares	Value
HOUSEHOLD PRODUCTS – continued
Household Products – continued
Energizer Holdings, Inc.		108,679	$2,127,935
Kimberly-Clark Corp.		167,785	16,515,077
Oil-Dri Corp. of America		16,446	1,199,736
Procter & Gamble Co.		891,241	131,092,639
Reynolds Consumer Products, Inc.		111,471	2,337,547
Spectrum Brands Holdings, Inc.		39,212	3,238,911
WD-40 Co.		15,551	3,265,088
TOTAL HOUSEHOLD PRODUCTS	214,028,357
PERSONAL CARE PRODUCTS – 3.0%
Personal Care Products – 3.0%
BellRing Brands, Inc. (a)		180,290	3,209,162
Coty, Inc. Class A (a)		695,560	1,711,078
Edgewell Personal Care Co.		78,463	1,769,341
elf Beauty, Inc. (a)		52,830	3,379,535
Estee Lauder Cos., Inc. Class A		128,984	9,894,363
Herbalife Ltd. (a)		181,612	3,014,759
Interparfums, Inc.		31,318	2,856,828
Kenvue, Inc.		970,178	17,007,220
Olaplex Holdings, Inc. (a)		293,386	595,573
TOTAL PERSONAL CARE PRODUCTS	43,437,859
TOBACCO – 8.4%
Tobacco – 8.4%
Altria Group, Inc.		777,624	56,494,384

		Shares	Value

Philip Morris International, Inc.		362,686	$59,868,578
Turning Point Brands, Inc.		26,551	2,142,135
Universal Corp.		43,978	2,356,341
TOTAL TOBACCO	120,861,438
TOTAL COMMON STOCKS (Cost $1,206,436,668)			1,436,998,401
Money Market Fund – 0.2%

State Street Institutional Treasury Plus Money Market Fund, Trust Class, 3.54% (b) (Cost $1,860,000)		1,860,000	1,860,000
TOTAL INVESTMENT IN SECURITIES – 99.9% (Cost $1,208,296,668)	1,438,858,401
NET OTHER ASSETS (LIABILITIES) (c) – 0.1%	2,058,469
NET ASSETS – 100.0%	$1,440,916,870

Legend
(a)	Non-income producing.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.
(c)	Includes $170,955 of cash collateral to cover margin requirements for futures contracts.
Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contract
CME E-mini Consumer Staples Select Sector Index Contracts (United States)	42	June 2026	$3,583,860	$82,856	$82,856
The notional amount of futures purchased as a percentage of Net Assets is 0.2%
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or
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Schedule of Investments (Unaudited)–continued
investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.
The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:
Level 1 – unadjusted quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)
Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund’s NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board’s fair value pricing policies and is categorized as Level 2 in the hierarchy.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.
Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.
The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.
The Fund's use of derivatives increased or decreased its exposure to the following risk(s):
Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.
The Fund used futures contracts to manage its exposure to the stock market.
Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.
For additional information on the Fund’s significant accounting policies, please refer to the Fund’s most recent semiannual or annual shareholder report.
Quarterly Report	4

The fund’s schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund’s shareholders. For more information regarding the fund and its holdings, please see the fund’s most recent prospectus and annual report.
Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.
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